UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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Summit Hotel Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2017 SUMMIT HOTEL PROPERTIES INC You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares . This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000203531_1 R1.0.0.51160 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type:Annual Meeting For holders as of: March 20, 2017 Date:May 18, 2017 Time:8:00AM Central Time Location:Hampton Inn & Suites 200 San Jacinto Boulevard Austin, Texas 78701

Before You Vote How to Access the Proxy Materials 0000203531_2 R1.0.0.51160 Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement2. Form 10K/AnnualReport How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowXXXXavailable and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Daniel P. Hansen 02 Bjorn R.L. Hanson 03 Jeffrey W. Jones 04 Kenneth J. Kay 05 Thomas W. Storey The Board of Directors recommends you vote FOR the following proposal(s): 2. Ratify the appointment of ERNST & YOUNG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; 3. Approve an advisory (non-binding) resolution on executive compensation; and 4. Approve a charter amendment to repeal the Company’s election to be subject to Section 3-804(c) of the Maryland General Corporation Law. NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly be brought before the Annual Meeting and at any adjournments or postponements thereof. 0000203531_3 R1.0.0.51160 Voting items

0000203531_4 R1.0.0.51160 Voting Instructions